EXHIBIT 24

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                                                     Exhibit 24


                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-13622) of Brendle's Incorporated of our report dated March 17, 1995 appearing on page 27 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.

(Signature of Price Waterhouse LLP appears here)

PRICE WATERHOUSE LLP
Winston-Salem, North Carolina
April 26, 1995